UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2018

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS 75039-2298

          (Address of principal executive offices)                                            (Zip Code)

 Registrant’s telephone number, including area code:  (972) 940-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                        Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07         Submission of Matters to a Vote of Security Holders

(a)

ExxonMobil held its Annual Meeting of Shareholders on May 30, 2018, at which the matters set forth below in response to Item 5.07(b) were submitted to a vote of security holders. Percentages are based on the total votes cast. Under the corporate law of New Jersey, where ExxonMobil is incorporated, abstentions are not votes cast.

(b)

The shareholders elected each of the Board's ten director nominees as set forth below:

Nominees	Votes For	% For	Votes Against	Votes Abstained	Broker Non-Votes
Susan K. Avery	2,673,201,591	98.6	37,143,681	15,384,131	892,678,951
Angela F. Braly	2,627,475,583	97.0	82,459,542	15,798,015	892,678,951
Ursula M. Burns	2,615,952,266	96.5	93,881,610	15,895,913	892,678,951
Kenneth C. Frazier	2,597,429,298	96.1	104,371,639	23,928,324	892,678,951
Steven A. Kandarian	2,653,492,773	98.0	54,462,963	17,762,001	892,678,951
Douglas R. Oberhelman	2,675,392,145	98.7	34,145,587	16,191,521	892,678,951
Samuel J. Palmisano	2,577,337,245	95.1	133,201,260	15,189,811	892,678,951
Steven S Reinemund	2,642,054,717	97.5	66,959,755	16,697,226	892,678,951
William C. Weldon	2,669,401,666	98.5	39,919,350	16,399,037	892,678,951
Darren W. Woods	2,575,356,178	95.5	121,230,989	29,131,084	892,678,951

The shareholders voted as set forth below on two management proposals:

Ratification of Independent Auditors:

Votes Cast For:	3,501,175,829	97.3%
Votes Cast Against:	98,771,515	2.7%
Abstentions:	18,440,811
Broker Non-Votes:	0

Advisory Vote to Approve Executive Compensation:

Votes Cast For:	1,963,735,002	72.9%
Votes Cast Against:	730,149,629	27.1%
Abstentions:	31,818,746
Broker Non-Votes:	892,678,951

The shareholders voted as set forth below on four shareholder proposals:

Independent Chairman:

Votes Cast For:	1,043,121,253	38.7%
Votes Cast Against:	1,654,135,199	61.3%
Abstentions:	28,406,208
Broker Non-Votes:	892,678,951

Special Shareholder Meetings:

Votes Cast For:	968,521,320	36.0%
Votes Cast Against:	1,724,355,808	64.0%
Abstentions:	32,818,164
Broker Non-Votes:	892,678,951

Board Diversity Matrix:

Votes Cast For:	440,854,014	16.5%
Votes Cast Against:	2,234,731,026	83.5%
Abstentions:	50,097,097
Broker Non-Votes:	892,678,951

Report on Lobbying:

Votes Cast For:	656,222,821	26.2%
Votes Cast Against:	1,843,861,317	73.8%
Abstentions:	225,631,336
Broker Non-Votes:	892,678,951

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: June 5, 2018	By:	/s/ DAVID S. ROSENTHAL
---------------------------------------------
		Name:	David S. Rosenthal
		Title:	Vice President and Controller
(Principal Accounting Officer)